

                                                                                                           CAPITAL SELECT VUL SERIES
5                                                                Variable Universal Life, Single Premium Single Life, Single Premium
                                                             Last to Die, Flexible Premium Single Life, Flexible Premium Last to Die

                                                                                                                Retail Broker-Dealer
                                                                                                            Schedule of Compensation
Valley Forge Life Insurance Company
-------------------------------------------------------------------- ---------------------------------------------------------------




                                   SCHEDULE 2

Subject to all of the terms and conditions of the Broker-Dealer Sales Agreement entered into between the Valley Forge Life Insurance Company, CNA Investor Services, Inc., and Broker-Dealer, this Schedule is attached and made a part thereto. This Schedule replaces any previously issued compensation schedule relating to the Capital Select Variable Universal Life Series Contracts. It is acknowledged that the insurer reserves the right to reject any applications submitted and to cancel or rescind any contract issued, returning where applicable the consideration or any part thereof. In the event of such rejection, cancellation, or rescission, any commissions paid on the consideration returned shall forthwith be paid by the Broker-Dealer to the insurer or withheld from commission payments, or both.

Commission:

1. Commissions will be paid directly to the registered representative's broker-dealer.

2. The registered representative for whom the commission is intended must be appropriately licensed and appointed.

Commission:
Capital Select VUL Single Premium, Single Life; Policy form number VUL-102 (8/00) Series
Capital Select VUL Single Premium, Last to Die; Policy form number VUL-103 (8/00) Series

      OPTION A
      ------------------------------------------ -----------------------------
      1st Year Commission                                   9.00%
      ------------------------------------------ -----------------------------
      ------------------------------------------ -----------------------------
      2+  Year Commission                                     0%
      ------------------------------------------ -----------------------------
      ------------------------------------------ -----------------------------
      2+  Year Trail Commission                               0%
      ------------------------------------------ -----------------------------

      OPTION B
      ------------------------------------------ -----------------------------
      1st Year Commission                                   7.25%
      ------------------------------------------ -----------------------------
      ------------------------------------------ -----------------------------
      2+  Year Commission                                     0%
      ------------------------------------------ -----------------------------
      ------------------------------------------ -----------------------------
      2+  Year Trail Commission                              .25%
      ------------------------------------------ -----------------------------

      OPTION C
      ------------------------------------------ -----------------------------
      1st Year Commission                                   4.00%
      ------------------------------------------ -----------------------------
      ------------------------------------------ -----------------------------
      2+  Year Commission                                     0%
      ------------------------------------------ -----------------------------
      ------------------------------------------ -----------------------------
      2+  Year Trail Commission                              .65%
      ------------------------------------------ -----------------------------
         Trail commissions are paid quarterly for this product.

At the time of sale, the registered representative must indicate on the application which commission option is preferred, whether Option A, B or C. If no Option is chosen, Commission will be paid under Option A.

Commission:
Capital Select VUL Flexible Premium, Single Life; Policy form number VUL-104 (8/00) Series

        OPTION A
      ------------------------- ------------------------------ ------------------------------- -----------------------------
          Contract Year 1              Contract Year 1               Contract Years 2+              Contract Years 2+
        % of Target Premium          % of Excess Premium                % of Premium                 Trail Commission
      ------------------------- ------------------------------ ------------------------------- -----------------------------
      ------------------------- ------------------------------ ------------------------------- -----------------------------
                90%                          2%                              2%                            .40%
      ------------------------- ------------------------------ ------------------------------- -----------------------------
      Trail commissions are paid quarterly for this product.

Term Conversion Credits: Premium credits resulting from a CNA term policy conversion are not subject to first year commissions.




---------------------------------------------- -------------------------------------------- ---------------------------------------

V262892-G                                      Continued on Reverse Side                - 1 -                          LIC262892-G

January 1, 2001

Commission:
Capital Select VUL Flexible Premium, Last to Die; Policy form number VUL-105 (8/00) Series
Capital Select Variable Universal Life; Policy form numbers V100-1132-A; V100-1133-A; VUL-101 (8/99) Series

      OPTION A
      ------------------------------------ ----------------------------- ----------------------------- ---------------------
                Contract Year 1                  Contract Year 1              Contract Years 2+         Contract Years 2+
              % of Target Premium              % of Excess Premium              % of Premiums           Trail Commissions
      ------------------------------------ ----------------------------- ----------------------------- ---------------------
      ------------------------------------ ----------------------------- ----------------------------- ---------------------
                      90%                               0%                            0%                       .30%
      ------------------------------------ ----------------------------- ----------------------------- ---------------------

      OPTION B
      ------------------------------------ ----------------------------- ----------------------------- ---------------------
                Contract Year 1                  Contract Year 1              Contract Years 2+         Contract Years 2+
              % of Target Premium              % of Excess Premium              % of Premiums           Trail Commissions
      ------------------------------------ ----------------------------- ----------------------------- ---------------------
      ------------------------------------ ----------------------------- ----------------------------- ---------------------
                      90%                               3%                            3%                        0%
      ------------------------------------ ----------------------------- ----------------------------- ---------------------
         Trail commissions are paid quarterly for these products.

At the time of sale, the registered representative must indicate on the application which commission option is preferred, whether Option A or B. If no Option is chosen, Commission will be paid under Option A.


Chargebacks:
All Capital Select Variable Universal Life and VUL Series (Policy form numbers VUL-101 (8/99), VUL-102 (8/00), VUL-103 (8/00), VUL-104 (8/00), VUL-105 (8/00)
Series, V100-1132-A; V100-1133-A)

Entire commission payments must be returned upon a free look cancellation. Commission Chargebacks will be taken on surrenders only. The chargeback rates for the Capital Select Variable Universal Life and Capital Select VUL Series products are:

         1st 6 months                       100.00%
         Months 7 through 12                50.00%
         Over 12 months                     0.00%